VOTING AGREEMENT


         This VOTING AGREEMENT (this "Agreement") is made and entered into as of [August 8], 2007, by and between IntegraMed America, Inc., a Delaware corporation ("IntegraMed"), and the undersigned Stockholders (collectively, "Stockholders," individually, a "Stockholder") of IntegraMed.

         RECITALS

         A. IntegraMed, Vein Clinics of America, Inc., a Delaware corporation, IDVC Acquisition Co., a Delaware corporation and wholly-owned subsidiary of IntegraMed ("IDVC") and Stockholders have entered into a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") which provides for the purchase by IDVC of all outstanding shares of common stock of VCA held by Stockholders in consideration of certain cash and shares of Common Stock, par value $.01 per share, of IntegraMed ("IntegraMed Common Stock") (the transactions contemplated under the Stock Purchase Agreement, the "Transactions").

         B. Each Stockholder is the beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended) of such number of shares of IntegraMed Common Stock, as set forth on the signature page(s) hereof.

         C. As an inducement and a condition to entering into the Stock Purchase Agreement, IntegraMed has requested that Stockholders agree, and each Stockholder has agreed (in Stockholder's capacity as such), to enter into this Agreement in order to facilitate the consummation of the Transactions.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. Definitions. For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Stock Purchase Agreement.

         "Expiration Date" shall mean two years from each date of receipt of Shares by a Stockholder.

         "Shares" shall mean: (i) all securities of IntegraMed (including all shares of IntegraMed Common Stock and all options, warrants and other rights to acquire shares of IntegraMed Common Stock) owned by a Stockholder as of the date of this Agreement, and (ii) all additional securities of IntegraMed (including all additional shares of IntegraMed Common Stock and all additional options, warrants and other rights to acquire shares of IntegraMed Common Stock) of which a Stockholder acquires beneficial ownership pursuant to the Stock Purchase Agreement (including any Shares issued pursuant to an Earn-Out Payment).

         A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of

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such security or any interest therein, or (ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein; provided, however, that the granting by Stockholder of a security interest in Shares to a brokerage firm to secure a cash loan from such brokerage firm for the purpose of purchasing shares of IntegraMed Common Stock upon exercise of IntegraMed Options outstanding on the date of this Agreement shall not be deemed a "Transfer" for purposes of this Agreement.

         2. Restriction on Transfer, Proxies and Non-Interference; Stop Transfer. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, a Stockholder shall not, directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, unless such Transfer is made in compliance with applicable federal and state securities laws in effect on the date hereof, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of such Stockholder under this Agreement, (iii) request that IntegraMed register the Transfer of any certificate or uncertificated interest representing any of the Shares, unless such Transfer is made in compliance with applicable federal and state securities laws, or (iv) take any action that would make any covenant of such Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling such Stockholder from performing any of Stockholder's obligations under this Agreement. Each Stockholder hereby agrees that, in order to ensure compliance with the restrictions referred to herein, IntegraMed may issue appropriate "stop transfer" instructions to its transfer agent in respect of the Shares.

         3. Voting Agreement. At any meeting of IntegraMed's stockholders called, however called, and at every adjournment or postponement thereof, each Stockholder shall appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of establishing a quorum thereat, and such Stockholder shall vote, or cause to be voted (and on every action or approval by written consent of stockholders, act, or cause to be acted, by written consent) with respect to all of the Shares that such Stockholder is entitled to vote or as to which such Stockholder has the right to direct the voting, as of the relevant record date, in favor of any proposal recommended by the management of IntegraMed and against any proposal not recommended by the management of IntegraMed.

         4. Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder shall deliver to IntegraMed an irrevocable proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares.

         5. Representations and Warranties. Each Stockholder hereby represents and warrants, severally and not jointly, as follows:

             (a) Ownership of Shares. Stockholder is the beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended, except that such terms shall include


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

         Shares that may be acquired more than sixty (60) days from the date hereof) of all of the Shares set forth on the signature page hereof. Stockholder has sole voting power and the sole power of disposition with respect to all such Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Stockholder is the sole record holder (as reflected in the records maintained by IntegraMed's transfer agent for IntegraMed Common Stock) of all such Shares.

             (b) Power; Binding Agreement. Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate (i) any agreement or court order to which Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust or
         (ii) any Law of any Governmental Entity. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.

             (c) No Consents. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations hereunder will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity.

6. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in IntegraMed any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to applicable Stockholders.

         7. Stockholder Notification of Acquisition of Additional Shares. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, each Stockholder shall promptly notify IntegraMed of the number of any additional shares of IntegraMed Common Stock and the number and type of any other voting securities of IntegraMed acquired by such Stockholder, if any, after the date hereof.

         8. IntegraMed Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, IntegraMed shall not register the Transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares unless such Transfer is made pursuant to and in compliance with the terms and conditions of this Agreement. IntegraMed shall instruct the transfer agent for IntegraMed Common Stock (the "Transfer Agent") not to Transfer, at any time commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, any certificate or uncertificated interest representing any of the Shares unless and until the Transfer Agent has received IntegraMed's consent to effect any such Transfer.

         9.  Termination.   This  Agreement  shall  terminate   immediately  and
automatically, without any action on the part of any party hereto, as of the Expiration Date.

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

         10. Directors and Officers. Notwithstanding anything in this Agreement to the contrary, if a Stockholder is a director or officer of IntegraMed, nothing contained in this Agreement shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of IntegraMed that may be required on the part of such person as a director or officer of IntegraMed.

         11. Miscellaneous.

             (a)  Entire  Agreement.   This  Agreement  and  the  documents  and
         instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

             (b) Certain Events. This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise. Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Stockholder pursuant to the last sentence of Section 2 of this Agreement.

             (c) Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this Section shall be void.

             (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

             (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or
         (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

             (i) if to IntegraMed, to:

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

                  IntegraMed America, Inc.
                  Two Manhattanville Rd.
                  Purchase, NY 10577
                  Attn:  Jay Higham, CEO, President
                  Facsimile No.:  914-253-8010

                  With a copy to:

                  Dorsey & Whitney LLP
                  250 Park Avenue
                  New York, New York 10177
                  Attn:  Steven Khadavi
                  Facsimile No.:  212-953-7201



             (ii) if to a Stockholder, to the address for notice set forth on the signature page hereof with copies to:

                  McDermott Will & Emery LLP
                  227 W. Monroe Street
                  Chicago, Illinois  60606
                  Attn:  Lisa M. Kaderabek
                  Facsimile:  312-984-7700

             (f) Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

             (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

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

             (h) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11(e) hereof or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

             (i) Other Remedies; Specific Performance.

                 (i) Other Remedies.  Except as otherwise  provided herein,  any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

             (ii) Specific Performance. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

             (j) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF INTEGRAMED IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

             (k) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

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

             (l) Further Assurances. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.


                         [Remainder of page left blank]



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



         IN WITNESS WHEREOF, the undersigned have executed, or caused this Voting Agreement to be executed by a duly authorized officer, as of the date first written above.



                                  INTEGRAMED AMERICA, INC.

                                  By:/s/Jay Higham
                                     ---------------------
                                  Name: Jay Higham
                                  Title:President & CEO

                                  STOCKHOLDERS:

                                  D. BRIAN MCDONAGH, M.D. TRUST
                                  DATED MAY 1, 2004

                                  Signature:/s/D. Brian McDonagh
                                               -----------------
                                  Name:       D. Brian McDonagh, Trustee
                                  Address:
                                  Facsimile No.:

                                  Shares beneficially Owned:

                                        _______ IntegraMed common shares


                                  KUSH K. AGARWAL LIVING TRUST

                                  Signature:/s/Kush K. Agarwal
                                            ---------------------------
                                  Name:        Kush K. Agarwal, Trustee
                                  Address:     109 Covington Court,
                                               Oak Brook, Illinois 60523
                                  Facsimile No.: (630) 887-0578
                                                 --------------

                                  Shares beneficially Owned:

                                        _______ IntegraMed common shares






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